Exhibit 99.3
UBS Global Technology Conference New York June 9, 2010

Safe Harbor Statement Page 2 Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding Diodes' business objective, revenue and gross margin guidance, future quarterly outlook, growth strategy and guidance in revenue range, revenue growth, gross margin, gross profit, gross profit growth, operating expenses, income tax rate range, the number of outstanding shares of Common Stock, and the rate of capital expenditure. Potential risks and uncertainties include, but are not limited to, such factors as Diodes' business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes' ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes' ability to successfully make additional acquisitions; risks of domestic and foreign operations; currency exchange rates; availability of tax credits; Diodes' ability to maintain our current growth strategy or continue to maintain our current performance and loadings in our manufacturing facilities; the global economic weakness may be more severe or last longer than we currently anticipate; and other information detailed from time to time in Diodes' filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company's press release on May 6, 2010 titled "Diodes Incorporated Reports First Quarter 2010 Financial Results" for detailed information related to the Company's non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).

Management Representative Page 3 Dr. Keh-Shew Lu President and CEO President and CEO Since 2005 Director - Diodes 9 years Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic Senior Vice President of TI Worldwide Memory President of Texas Instruments - Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

About Diodes Page 4 A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the computing, consumer, communications, industrial and automotive segments.

Business Objective To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging technology, suited for high volume, high growth markets by leveraging process expertise and design excellence to deliver market-leading semiconductor products Page 5

Diodes Strategy: Profitable Growth Page 6

2009 Total Semiconductor Market ($226 bn) Significant Market Opportunity Page 7 $97 bn $22 bn $45 bn $32 bn $16 bn Diodes' SAM: $4 - $6 bn Diodes' SAM: $9 - $11 bn Opto $14 bn Logic Analog Discrete Micro Memory Diodes' SAM: $2 - $3 bn

Revenue Profile - 1Q10 By Channel By Region By Segment Page 8 16% 73% 11% Asia Pacific Europe North America 53% 47% Distribution OEM 28% 20% 17% 32% 3% Industrial Consumer Communications Automotive Computing

Page 9

Efficiency, Functionality, and Control for Smart Phones

- **LCD Backlighting**
  - LED Drivers
  - Boost Converters
  - Schottky Diodes
- **LED Flash Module**
  - Camera Flash Drivers
  - ZXMN series MOSFETs
- **LCD / OLED Display Bias**
  - LCD Bias ICs
  - OLED Bias ICs
  - Schottky Diodes
- **Battery Power Management**
  - USB Power Switches
  - Current Monitors
  - Charger ICs
  - Low-Saturation Bipolar Transistors
  - ZXMP series MOSFETs


14:37
Phone
Contacts
space

- **GPS Antenna Detection**
  - Current Monitors
- **RF Power Amplifier**
  - Low Dropout Regulators
- **System Voltage Conversion**
  - Low Dropout Regulators
  - DC-DC Converters
  - Schottky Diodes
  - Low-Saturation Bipolar Transistors
- **Flip / Slide Detection**
  - Hall Effect Sensors
  - Hall Effect Drivers
- **Keypad Backlighting**
  - LED Drivers
  - Boost Converters
  - Schottky Diodes

DIODES INCORPORATED

Page 10

Strong Relationships Drive LCD/LED TV Product Roadmaps

- **LCD Display Buffer**
  40V High-gain BJT
- **System Power Conversion**
  Low Dropout Regulators
  DC-DC Converters
  Voltage References
  Synchronous MOSFET Controllers
  40V/100V SBR and Schottkys
  Bridge Rectifier Diodes
- **LCD LED Backlighting**
  Current Monitors
  400V High-gain NPN BJT
  60V/100V High-gain NPN BJT
  60V/100V N-channel MOSFETS
- **CCFL Backlighting**
  30V Low On-resistance MOSFETs



- **Antenna Tuner**
  DC-DC Converters
  40V Schottkys
- **System Interface**
  USB Power Switches
  Zener and TVS Arrays
- **System Power Management**
  Buck DC-DC Converters
  Low Dropout Regulators
  20V/30V/40V SBR and Schottkys
  30V P-Channel MOSFETs
  30V Low-saturation PNP BJT
- **Audio Amplifier**
  Buck DC-DC Converters
  Schottky Diodes
  SBR

DIODES INCORPORATED

Page 11

Product Breadth and Performance for Computing Platforms

- **LCD / LED Backlighting**
  - LED Drivers
  - Boost Converters
  - Schottky Diodes
- **System Voltage Conversion**
  - Low Dropout Regulators
  - DC-DC Converters
  - Schottky Diodes
  - Low-Saturation BJT
- **Battery Power Management**
  - Current Monitors
  - Load Switches
  - Low-Saturation BJT
  - ZXMP series MOSFETs
- **Open / Close Detection**
  - Hall Effect Sensors
  - Hall Effect Drivers



- **Audio Amplifer**
  - Buck DC-DC Converters
  - Schottky Diodes
  - Super Barrier Rectifiers
- **Wireless Connectivity**
  - DC-DC Converters
  - Low Dropout Regulators
- **System Power Management**
  - Buck DC-DC Converters
  - Low Dropout Regulators
  - Super Barrier Rectifiers
  - Schottky Diodes
  - P-Channel MOSFETs
  - Low-Saturation BJT
- **System Interface**
  - USB Power Switches
  - Zener and TVS Arrays

DIODES INCORPORATED

Page 12

Diodes Leadership in General Illumination

- **Automotive**
  - DRL
  - Tail Light
  - Indicator
  - Headlamp
  - Interior lighting
- **Street Lighting**
  - Street lighting
  - Security lighting
  - Sign Illumination



- **Interior Lighting**
  - MR11, MR16
  - Fluorescent
  - Tube replacement
  - Mood Lighting
- **Flashlight**

	ZXLD series	AP880x series	ZXS series	MOSFET	Low Saturation BJT	Gate Drive Bipolar	Schottky Diode	SBR	Zener Diode	Current Monitor	Low Voltage Reference	Gate Drivers	Linear LED driver
Automotive	✓			✓	✓		✓	✓	✓	✓	✓		
Interior Lighting	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Street Lighting	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	
Flashlight			✓		✓		✓	✓	✓	✓	✓		

DIODES INCORPORATED

Page 13

Broad and Diverse High-Volume Product Offering

Discrete

Diodes
- Schottky Diodes
- Zener Diodes
- Switching Diodes
- SBR Diodes
- Varactor Diodes
- Power Zener Diodes
- Power Rectifier Diodes

Rectifiers
- Schottky Rectifiers
- Super Barrier Rectifiers
- Standard Rectifiers
- Fast Recovery Rectifiers
- Bridge Rectifiers

MOSFETs
- Small Signal MOSFETs
- Power MOSFETs
- Protected MOSFETs
- High Voltage MOSFETS
- Complementary Pairs
- H-Bridges
- IntelliFET

Protection Devices
- Zener TVS
- Thyristor Surge Protection
- Data Line Protection

Bipolar Transistors
- Small Signal BJT
- Pre-biased BJT
- Medium Power BJT
- High Power BJT
- Darlington Transistors
- Gate-Drivers
- Low Saturation BJT
- H-Bridges

Function Specific Arrays
- Relay Drivers
- Discrete Load Switches
- Discrete Voltage Regulators
- MOSFET Gate-Drivers

Standard ICs

Standard Linear ICs

Linear Voltage Regulators
- Standard Linear Regulators
- Quasi Low Dropout Regulators
- Low Dropout Regulators

Voltage References
- Shunt References
- Micropower References

Current Monitors
- Current Output
- Voltage Output

Operational Amplifiers

Comparators

Special Functions
- Timer IC
- Reset Generators
- Siren Drivers
- Low Power Motor Control
- Current Mirror

Standard Logic ICs
- Single Gate
- Enhanced Single Gate

ASSP

Power Management ICs

DC-DC Switching Regulators
- Buck
- Boost
- Buck/Boost/Inverter

Power Switches
- Load Switches
- USB Switches

LED Drivers
- Charge Pump
- Boost
- Buck

Power Supply
- MOSFET Controllers
- Active OR-ing Controllers
- Chargers

Sensors
- Unipolar Hall Switches
- Bipolar Hall Latches
- Omnipolar Hall Switches
- Smart Fan Drivers
- Temperature Sensors
- Magnetic Sensors

Digital Broadcast by Satellite
- Fixed Bias Generators
- Switched Bias Generators
- Multiplex Controllers
- Integrated Switch Matrix
- DBS Interface

Audio
- Direct Digital Feedback Amplifiers
- Analog Input Amplifiers

DIODES INCORPORATED

Process Expertise for Cost Optimization Page 14 Diodes' process expertise drives capability and cost optimized solutions Reduced number of silicon layers with equivalent performance Voltage extensions for MOS and Bipolar processes State-of-the-art high density trench process for reduced on-resistance Lateral components embedded in power-efficient planar processes Process simplification Process extension for portfolio expansion Process performance enhancement Unique process capability

Page 15

Packaging Focus: Miniaturization and Power Efficiency



DFN1006-2
0.3mm DFN
0.4mm DFN
QFN 3~16 pin
SOD123/323
SOD-323F
SOT23F
SOT23/523
SC59
SOT143/SC82
SOT25/353
SOT26/363
SOT953/963
SOT666
TSSOP8
SOIC8
MSOP8/10
QSOP16/20L
SOT89
SIP-3/4
SOT223
TO220/263/ITO220S
TO252
SOT923
PD-123
PD-323
PM-III
PD-5
T-CSP /
DFN0603
WL-CSP
High Pin QFN
Power PKG

DIODES
INCORPORATED

Page 16 Packaging Focus: Miniaturization and Power Efficiency Power Efficiency Miniaturization DFN 1006-2 Probably the smallest Discrete semiconductor package. DFN 1006-2 0.6mm 1.0mm Compared to a TO252, the PowerDI(r)5 package delivers twice the power density from a 55% smaller footprint. PowerDI(r)5 TO252

Page 17 ASMCC: Application-Specific Multi-Chip Circuits Example: Load Switch Consolidates 5 parts into 1 Marrying Silicon Expertise with Packaging Leadership Application-tailored component characteristics Outstanding at-speed performance Current-carrying capability Space- and cost-efficient system solutions ASMCC Portfolio Includes: Gate Drivers Synchronous Controllers LED Drivers Load Switches Standard Arrays Function-specific Arrays

Efficient Manufacturing + Superior Processes Page 18 Shanghai-based packaging with capacity greater than 18 billion units Flexible and optimized manufacturing process = low packaging cost Additional packaging facilities in Neuhaus, Germany and JV in Chengdu, China Bipolar process technology for discrete and ICs High volume 5" and 6" wafer fab in Kansas City, MO for discretes 6" Wafer fab in Oldham, UK Strong engineering capabilities Packaging Wafer Fab Economies of Scale: Production Units in Shanghai (bn) 20 8.2bn 2005 11.8b n 2006 15.4bn 2007 16.7bn 2008 2004 5.4bn 18 16 14 12 10 8 6 4 2 2.1bn 2002 3.4bn 2003 2001 1.3bn 2001 - 2009 (CAGR: 37.1%) 16.2bn 2009 2010 22 24 5.2bn Q1 18.9bn 2009 Capacity Capex Budget = 10% - 12% of Revenue

Page 19 Quanta Hon Hai Collaborative Customer Relationships

Revenue by Year ($M) Revenue Growth Page 20 $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 2008 2009 2003 - 2009 (CAGR: 21.2%) $434 $ 78 $104 $130 $122 2003 $433 $ 96 $116 $134 $ 87 $401 $343 $215 $186 $137 1H10 $137 $147-$151 Est. 33.4% 17.3% 6.6% 5.0% 7.5 - 10.5%

Annual Revenue Growth Rates Outperforming the Industry Page 21 59.9% 2003 to 2009 Growth Diodes: 21.2% SAM Industry: 2.4% 2004 2005 2006* 2007 2008* 2003 8.0% 35.6% 15.6% 16.9% 18.2% 18.1% (3.3%) 13.5% 8.1% (0.5%) (1.3%) (10%) 0% 10% 20% 30% 40% 50% 60% Industry (Discrete + Analog) Source: World Semiconductor Trade Statistics 0.4% (12.2%) 2009 *Acquisition Years

Industry and Media Recognition NASDAQ Global Select / S&P SmallCap 600 Index / Russell 3000 Index 2009 Forbes' 2009 List of 200 Best Small Companies Deloitte List of 50 Fastest Growing Tech Companies in Texas - Ranking 49th Dallas Tech Titans Fastest Growing Technology Companies - Ranking 30th 2008 Forbes' 2008 List of 200 Best Small Companies - Ranking 30th in sales, 49th in EPS growth Standard and Poor's Global Challenger's 300 List Business 2.0 Magazine's List of 100 Fastest Growing Technology Companies - Ranking 40th Forbes' List of 25 Fastest Growing Tech Companies - Ranking 22nd 2007 Forbes' 2007 List of 200 Best Small Companies - Ranking 16th, up from 37th 2nd in EPS growth BusinessWeek's List of 100 Hot Growth Companies - Ranking 49th Business 2.0 Magazine's List of 100 Fastest Growing Technology Companies - Ranking 39th 2006 Forbes' 2006 List of 200 Best Small Companies - Ranking 37th Standard and Poor's Top 300 Growth Companies - Ranking 51st Fortune's 100 Fastest-Growing Companies - Ranking 82nd Business 2.0 Magazine's Fastest-Growing Technology Companies - Ranking 26th, up from 45th BusinessWeek's List of 100 Best Small Companies - Ranking 52nd Page 22

First Quarter 2010 Financial Performance Page 23 Revenue $78 $130 $137 $59 $7 Revenue Growth (10%) 7% 5% 76% 5% Gross Profit $14 $42 $48 $34 $6 Gross Margin % 18.6% 32.1% 34.9% 1630 bp 280 bp Operating Profit ($8) $14 $19 $27 $5 Net Income ($11) $14 $15 $26 $1 Earning per Share ($0.26) $0.32 $0.33 $0.59 $0.01 Cash Flow from Operations $7 $22 $24 $17 $2 EBITDA $3 $25 $33 $30 $8 1Q09 4Q09 Y/Y Q/Q 1Q10 $M

Balance Sheet Page 24 Dec 31, 2009 Cash $104 $242 $248 S-T Investment $ - $297 $238 Inventory $ 99 $ 90 $ 94 L-T Investment $321 $ - $ - Total Assets $891 $1,018 $982 Current Liabilities $ 87 $392 $345 L-T Debt $373 $125 $126 Total Liabilities $491 $567 $522 Total Equity $400 $451 $460 March 31, 2010 Dec 31, 2008 (adjusted) $M

Second Quarter 2010 Updated Guidance Page 25 Revenue expected to range between $147-$151 million, up 7.5% to 10.5% sequentially - Record Revenue Gross profit is expected to increase at a rate better than our revenue growth - Record Gross Profit Gross profit margin is expected to range between 35% to 36% - Record Gross Margin

Investment Highlights Page 26

Thank you Company Contact: Diodes Incorporated Carl Wertz VP, Finance and Investor Relations P: 805-446-4800 E: carl_wertz@diodes.com Investor Relations Contact: Shelton Group Leanne K. Sievers EVP, Investor Relations P: 949-224-3874 E: lsievers@diodes.com www.diodes.com